Leases (Details)	12 Months Ended
Dec. 31, 2021
Leases (Details)
Operating leases weighted average remaining lease term	2 years 4 months 24 days
Weighted average discount rate	5.00%
Operating leases term, description	The Company and its subsidiaries, Foresight Ltd and Eye Net, currently has a 3-year lease for its offices with an option to extend the lease for another 3 years. The Company also currently leases several vehicles, each for a term of 3 years. The Company has no finance leases.